UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 30, 2003

Odyssey Re Holdings Corp.

(Exact name of Registrant as specified in its charter)

Delaware	6719	52-2301683

(State or Other Jurisdiction	Commission File Number	(I.R.S. Employer
of Incorporation)		Identification Number)

Odyssey Re Holdings Corp.
140 Broadway, 39th Floor, New York, New York 10005
(212) 978-4700

(Address of principal executive offices and telephone number, including area code)

Item 12.	Results of Operations and Financial Condition.

     On October 30, 2003, Odyssey Re Holdings Corp. issued the press release attached hereto as Exhibit 99.1 announcing its results for the quarter ended September 30, 2003, which is incorporated by reference herein and furnished pursuant to Item 12 of Form 8-K.

     The information in this Current Report on Form 8-K, including the information set forth in Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.

EXHIBIT INDEX

Exhibit	Description

99.1	Press release of Odyssey Re Holdings Corp. dated October 30, 2003.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:     October 30, 2003

ODYSSEY RE HOLDINGS CORP.

By:	/s/ DONALD L. SMITH

Name:	Donald L. Smith
Title:	Senior Vice President, General Counsel and Corporate Secretary